FIRST AMENDMENT
TO
AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
M&N GROUP HOLDINGS, LLC
A Delaware Limited Liability Company
This First Amendment (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement of M&N Group Holdings, LLC, a Delaware limited liability company (the “Company”), is entered into effective as of October 28, 2011 (the “Effective Date”), by and among the members of the Company (the “Members”).
R E C I T A L S
WHEREAS, the Members entered into the Amended and Restated Limited Liability Company Agreement effective as of October 1, 2011 (the “Original Agreement”);
WHEREAS, Manning & Napier Associates, LLC, a Delaware limited liability company, become a member of the Company effective as of the Effective Date;
WHEREAS, the Members agreed to clarify as of the Effective Date several provisions of the Original Agreement that did not accurately reflect the intent of the Members;
WHEREAS, the Members intend to memorialize the clarification; and
NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the Members agree as follows:
1.Definitions. Any capitalized term used, but not defined, in this Amendment shall have its respective meaning as set forth in the Original Agreement.
2.Amendments. From and after the Effective Date:
(a)    Section 5.01(b) is hereby deleted in its entirety and a new Section 5.01(b) substituted in place thereof to provide as follows:
“Subject to the provisions of Sections 5.04 and 5.05, during each Fiscal Year beginning with the Company’s Fiscal Year ending December 31, 2012, in which a Class B Unit issued to Richard Goldberg and/or William Manning is outstanding, Net Profits from Interim Capital Transactions with respect to which either individual is the Requesting Member shall be allocated first to that individual until such time as when the positive balance in his Capital Account bears the same ratio to the sum of the Capital Accounts of all Members, as his Sharing Percentage at the end of such year (“Equalization”).”

(b)    Section 10.02(b)(iii)(B), proviso is amended and revised to read as follows:
“provided, however, if any Class B Unit issued to Richard Goldberg and/or William Manning is outstanding during the final Accounting period, Section 5.01(b) shall be applied to both individuals first (by taking into account Net Profits (or, if necessary), items of income and gain (in which case, such items shall be excluded in the determination of the Net Profits or Net Losses) from all Interim Capital Transactions) before the application of this paragraph 10.2(b)(2)(iii)(B);”.
(c)    Section 11.03, clause (i), is amended and revised to read as follows:
“use an accounting method that is permitted or required by the Code”
(d)    A new Section 9.7 is added to read as follows:
“Section 9.07    Additional Provisions relating to TRA Rights.
(a)    Notwithstanding any provision herein, for federal, state and local income tax purposes, a Unit (the “Redeemed Unit”) with respect to which the Initial Public Offering or an Interim Transaction has been effectuated shall be treated as having been redeemed by the Company in consideration for the payment upfront, if any, together with any distribution from the Company on account of a TRA Right relating to the Unit.
(b)    The Company and the Member holding the Redeemed Unit (“Redeeming Member”) shall elect out of the installment sale treatment with respect to the Redeemed Unit under Code Section 453(d) and Treasury Regulations Section 15A.453-1(c)(1).
(c)    Any payment the Company receives on account of any TRA Right shall not be set aside or escrowed and shall be available for distribution to the Redeeming Members only pursuant to provisions hereof.
(d)    The Company’s obligation to make distribution of with respect to its Redeemed Unit shall not be evidenced by a note or another instrument transferable by the Redeeming Member.
(e)    A Redeeming Member shall not hypothecate, mortgage, pledge or otherwise transfer its rights and obligations with respect to payments for a redeemed Unit.”
3.Miscellaneous Provisions
(a)    This Amendment shall constitute and evidence the consent of both the Managing Member and all Members to this Amendment within the meaning of Section 13.01 of the Original Agreement.

(b)    Except as expressly amended hereby, the terms and conditions of the Original Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Original Agreement, the terms contained in this Amendment shall control.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws and decisions of the State of Delaware, without regard to conflict of law rules applied in such State.
(d)    This Amendment constitutes the entire understanding among the parties hereto. No waiver or modification of the provisions of this Amendment shall be valid unless it is in writing and executed pursuant to Section 13.01 of the Original Agreement and then, only to the extent therein set forth.
(e)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement binding on the Members and the Board. For purposes of this Amendment, any signature hereto transmitted by facsimile or e-mail (in PDF format) shall be considered to have the same legal and binding effect as any original signature hereto.
[THE NEXT PAGE IS THE SIGNATURE PAGE.]

The parties hereto have, in fact, made and effectuated the agreements and transactions set forth herein above on the Effective Date, and have executed this instrument as of the 31st day of December, 2012, as a formality to confirm the agreements and transactions so made and effectuated by the parties on the Effective Date.

MANAGING MEMBER:

/s/ William Manning
WILLIAM MANNING

MEMBERS:

MNA ADVISORS, INC.

By: /s/ Michelle Thomas
Name: MICHELLE THOMAS
Title: Corporate Secretary

M&N ADVISORY ADVANTAGE CORPORATION

By: /s/ Richard B. Yates
Name: RICHARD B. YATES
Title: Corporate Secretary

M&N ALTERNATIVE OPPORTUNITIES, INC.

By: /s/ Richard B. Yates
Name: RICHARD B. YATES
Title: Corporate Secretary

/s/ Richard S. Goldberg
RICHARD S. GOLDBERG

MANNING & NAPIER ASSOCIATES, LLC

By: /s/ William Manning
Name: WILLIAM MANNING
Title: Authorized Signatory